Anchor BanCorp Wisconsin Inc. Announces Year End Earnings

MADISON, WI -- 05/03/2004 -- Anchor BanCorp Wisconsin Inc. (NASDAQ: ABCW) reported earnings for the fourth quarter ended March 31, 2004. Earnings were $12.1 million or $.53 per diluted share compared to $13.3 million or $.55 per diluted share for the same quarter last year. For the fiscal year ended March 31, 2004, earnings were $47.4 million or $2.02 per diluted share compared to $49.6 million or $2.02 per diluted share for the prior fiscal year.

Book value per share rose 7.4% from $12.24 to $13.14. Total assets grew 8.3% from $3.5 billion to $3.8 billion and loans held for investment grew 10.7% from $2.8 billion to $3.1 billion. Dividends per share increased from $.36 to $.43 for the year.

"Our overall operations are solid," commented Douglas J. Timmerman. "We achieved the same $2.02 diluted earnings per share we made last year. Both our asset growth and loan growth were strong," he continued.

Mr. Timmerman further stated that "we remain cautiously optimistic about the Company's prospects for the upcoming year, although a number of factors, such as potential increases in interest rates and general business and economic conditions, both nationally and locally, could affect the Company's operations during the year. In addition, as previously announced, we, like many Wisconsin financial institutions, are the subject of efforts by the Wisconsin Department of Revenue to retroactively and prospectively tax income from out-of-state subsidiaries which previously had not been subject to tax. If successful, these efforts would have a substantial negative impact on Anchor BanCorp's results of operations."

A total of 1.0 million shares of Anchor BanCorp common stock were repurchased by Anchor BanCorp during the fiscal year ended March 31, 2004.

Anchor BanCorp's stock is traded on the Nasdaq National Market under the symbol ABCW. AnchorBank fsb, Anchor BanCorp's wholly-owned banking subsidiary, has 56 full service offices and two loan origination offices. All offices are located in Wisconsin.

Stockholders will be mailed their annual report in mid-June.

For more information contact: Michael W. Helser, CFO (608) 252-1810 or Douglas J. Timmerman, President, at (608) 252-8782.

This news release contains certain forward-looking statements with respect to the financial condition, results of operations and business of Anchor BanCorp. Forward-looking statements are subject to various factors which could cause actual results to differ materially from these estimates. These factors include the economic and Wisconsin tax matters noted above, as well as changes in general economic conditions, deposit flows, loan demand, asset quality, competition, legislation or regulation and accounting principles, policies or guidelines affecting Anchor BanCorp's operations. Investors are encouraged to access Anchor BanCorp's periodic reports filed with the Securities and Exchange Commission for financial and business information regarding Anchor Bancorp, including information which could affect Anchor BanCorp's forward-looking statements.

                          ANCHOR BANCORP WISCONSIN INC.
                             FINANCIAL HIGHLIGHTS
               (Dollars in thousands - except per share amounts)
                                (Unaudited)

                                 Three Months Ended   Twelve Months Ended
                                      March 31,             March 31,
                                  2004       2003      2004         2003
                                  ----       ----      ----         ----
Operations Data:
 Net interest income          $ 26,823   $ 28,696  $ 110,355    $ 116,749
 Provision for loan losses         600        450      1,950        1,800
 Net gain on sale of loans       2,384      6,346     15,327       20,720
 Real estate investment
  partnership revenue            9,507          -     49,735            -
 Other non-interest income       7,534      5,018     17,014       12,033
 Real estate investment
  partnership cost of sales      6,436          -     29,881            -
 Non-interest expense           19,551     18,140     83,760       68,004
 Income before income taxes     19,661     21,470     76,840       79,698
 Income taxes                    7,523      8,203     29,471       30,135
 Net income                     12,138     13,267     47,369       49,563

Selected Financial Ratios (1):
 Yield on earning assets          5.21%      5.99%      5.53%        6.36%
 Cost of funds                    2.26       2.63       2.43         2.94
 Interest rate spread             2.95       3.36       3.10         3.42
 Net interest margin              3.03       3.48       3.21         3.54
 Return on average assets         1.29       1.52       1.30         1.42
 Return on average equity        16.05      18.05      15.82        17.06
 Average equity to average
  assets                          8.06       8.42       8.23         8.30
 Non-interest expense to
  average assets                  2.77       2.08       3.13         1.94

Per Share:
 Basic earnings per share     $   0.54   $   0.56  $    2.07    $    2.06
 Diluted earnings per share       0.53       0.55       2.02         2.02
 Dividends per share              0.11       0.10       0.43         0.36
 Book value per share            13.14      12.24      13.14        12.24

                                     March 31,               Percent
                                2004          2003           Change
                                ----          ----           ------
Financial Condition:
 Total assets                 $3,833,377   $3,538,621           8.3%
 Loans receivable, net
  Held for sale                   14,578       43,054         (66.1)
  Held for investment          3,066,812    2,770,988          10.7
 Investment securities
  available for sale,
  at fair value                   29,514       97,192         (69.6)
 Investment securities
  held to maturity,
  at amortized cost                    -        2,998        (100.0)
 Mortgage-related securities
  available for sale,
  at fair value                  220,918      185,751          18.9
 Mortgage-related securities
  held to maturity,
  at amortized cost                4,303       62,998         (93.2)
 Deposits                      2,602,954     2,574,188          1.1
 Borrowings                      854,550       595,816         43.4
 Stockholders' equity            301,548       293,004          2.9
 Allowance for loan losses        28,607        29,677         (3.6)
 Non-performing assets            17,343        11,653         48.8

(1) Annualized when appropriate.

                           ANCHOR BANCORP WISCONSIN INC.
                  CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                                   (Unaudited)
                                                         March 31,
                                                    2004           2003
                                               -----------    -----------
                                                      (In Thousands)
Assets
Cash and cash equivalents                      $   198,993    $   141,427
Investment securities available for sale,
 at fair value                                      29,514         97,192
Investment securities held to maturity,
 at amortized cost                                       -          2,998
Mortgage-related securities available for
 sale, at fair value                               220,918        185,751
Mortgage-related securities held to maturity,
 at amortized cost                                   4,303         62,998
Loans receivable, net
  Held for sale                                     14,578         43,054
  Held for investment                            3,066,812      2,770,988
Foreclosed properties and repossessed assets,
 net                                                 2,422          1,535
Real estate held for development and sale          100,740         44,994
Office properties and equipment                     31,233         31,905
Other assets                                       163,864        155,779
                                               -----------    -----------
   Total assets                                $ 3,833,377    $ 3,538,621
                                               ===========    ===========

Liabilities and Stockholders' Equity
Deposits                                       $ 2,602,954    $ 2,574,188
Borrowings                                         854,550        595,816
Advance payments by borrowers for
 taxes and insurance                                 6,732          6,579
Other liabilities                                   60,902         69,034
                                               -----------    -----------
   Total liabilities                             3,525,138      3,245,617
                                               -----------    -----------

Minority interest in real estate partnerships        6,691              -
                                               -----------    -----------

Preferred stock, $.10 par value, 5,000,000
 shares authorized, none outstanding                     -              -
Common stock, $.10 par value, 100,000,000
 shares authorized, 25,363,339 shares issued         2,536          2,536
Additional paid-in capital                          67,926         64,271
Retained earnings, substantially restricted        284,329        251,729
Accumulated other comprehensive income               2,670          4,177
Treasury stock (2,408,804 shares and
 1,420,481 shares, respectively), at cost          (50,324)       (28,917)
Unearned deferred compensation                      (5,589)          (792)
                                               -----------    -----------
  Total stockholders' equity                       301,548        293,004
                                               -----------    -----------
  Total liabilities, minority interest and
   stockholders' equity                        $ 3,833,377    $ 3,538,621
                                               ===========    ===========

                   ANCHOR BANCORP WISCONSIN INC.
                 CONSOLIDATED STATEMENTS OF INCOME
                            (Unaudited)

                                 Three Months Ended   Twelve Months Ended
                                      March 31,             March 31,
                                  2004       2003      2004         2003
                                  ----       ----      ----         ----
                                (In Thousands - except per share amounts)

Interest income:
   Loans                        $ 42,244   $ 43,853   $ 172,831  $ 184,848
   Mortgage-related securities     2,043      3,709       9,260     16,768
   Investment securities           1,628      1,452       7,326      6,135
   Interest-bearing deposits         179        322         845      1,854
                                --------   --------   ---------  ---------
     Total interest income        46,094     49,336     190,262    209,605
Interest expense:
   Deposits                       12,377     14,492      53,840     65,839
   Notes payable and other
    borrowings                     6,884      6,133      25,903     26,655
   Other                              10         15         164        362
                                --------   --------   ---------  ---------
     Total interest expense       19,271     20,640      79,907     92,856
                                --------   --------   ---------  ---------
     Net interest income          26,823     28,696     110,355    116,749
Provision for loan losses            600        450       1,950      1,800
                                --------   --------   ---------  ---------
     Net interest income after
      provision for loan losses   26,223     28,246     108,405    114,949
Non-interest income:
Real estate investment
 partnership revenue               9,507          -      49,735          -
Loan servicing income (loss)         649     (1,201)     (1,446)    (4,667)
Service charges on deposits        1,970      1,816       8,141      7,249
Insurance commissions                581        452       2,413      1,909
Net gain on sale of loans          2,384      6,346      15,327     20,720
Net gain on sale of investments
 and mortgage-related securities   3,041        837       3,341      1,798
Other revenue (expense) from
 real estate operations              326        520        (365)       (63)
Other                                967      2,594       4,930      5,807
                                --------   --------   ---------  ---------
     Total non-interest income    19,425     11,364      82,076     32,753
Non-interest expense:
   Compensation                    9,359     10,138      39,018     37,439
   Real estate investment
    partnership cost of sales      6,436          -      29,881          -
   Occupancy                       1,722      1,627       6,521      5,884
   Furniture and equipment         1,440      1,390       5,708      5,232
   Data processing                 1,264      1,439       4,766      5,338
   Marketing                         321        395       2,693      2,531
   Other expenses from real
    estate partnership operations  1,847          -       9,849          -
  Minority interest in income of
   real estate partnership
   operations                        762          -       4,063          -
   Other                           2,836      3,151      11,142     11,580
                                --------   --------   ---------  ---------
     Total non-interest expense   25,987     18,140     113,641     68,004
                                --------   --------   ---------  ---------
     Income before income taxes   19,661     21,470      76,840     79,698
Income taxes                       7,523      8,203      29,471     30,135
                                --------   --------   ---------  ---------
     Net income                 $ 12,138   $ 13,267   $  47,369  $  49,563
                                ========   ========   =========  =========

Earnings per share:
Basic                           $   0.54   $   0.56   $    2.07  $    2.06
Diluted                             0.53       0.55        2.02       2.02

Contact:
Michael W. Helser
CFO
(608) 252-1810

Douglas J. Timmerman
President
(608) 252-8782